Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
Note 2 - Acquisitions

On June 25, 2010, Savannah entered into an agreement with the Federal Deposit Insurance Corporation (“FDIC”) to purchase substantially all deposits and certain liabilities and assets of First National Bank, Savannah (“First National”).  Savannah acquired approximately $42 million in assets and assumed $216 million in liabilities, including $201 million in customer deposits. The assets primarily include cash and due from accounts and investment securities.  Savannah acquired the local, non-brokered deposits of approximately $105 million at a premium of 0.11 percent, or approximately $116,000.  In connection with the closing, Savannah received a cash payment from the FDIC totaling $174 million, based on the differential between liabilities assumed and assets acquired, taking into account the deposit premium.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of the acquisition.

($ in thousands)	June 25, 2010
Assets acquired
Cash and due from banks	$ 7,330
Interest-bearing deposits in banks	8,851
Securities available for sale	25,937
Loans	131
Premises and equipment	11
Deposit premium intangible	387
Other assets	128
Total assets acquired	42,775
Liabilities assumed
Deposits	200,843
Federal Home Loan Bank advances	15,271
Due to the FDIC	266
Accrued interest and other liabilities	432
Total liabilities assumed	216,812
Net liabilities assumed	$ (174,037)

The only loans assumed by Savannah were deposit-secured loans which are not subject to FDIC loss-share.  In its assumption of the deposit liabilities, the Company believes that the customer relationships associated with the local deposits have intangible value.  In addition, the Company determined that the recorded amount of the deposits approximates fair value primarily due to the fact that the Company can re-price all customer deposits to current market rates.